SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report:  June 26, 2002




                               SEMCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)



         MICHIGAN               001-15565              38-2144267
     (State  or  other        (Commission           (I.R.S.  Employer
      jurisdiction  of        File  Number)        Identification  No.)
       incorporation)



      28470 13 MILE ROAD, STE. 300, FARMINGTON HILLS, MICHIGAN       48334
            (Address  of  principal  executive  offices)          (Zip  Code)



Registrant's  telephone  number,  including  area  code     248-702-6000

Item  5.          Other  Events.

          On June 25, 2002, SEMCO Energy, Inc. (the "Company") announced the successful closing of $145 million of syndicated credit facilities led by Standard Federal Bank, N.A. The Senior Unsecured Credit Facilities will be used to fund the Company's short-term cash requirements, replacing $145 million of current bilateral lines which expire later this month. The Facilities consist of an $80 million three-year revolver and a $65 million 364-day facility, with a one-year term loan option.



Item  7.(c)     Exhibits.

     99     Press  Release  issued  June  25,  2002.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     SEMCO  Energy,  Inc.
                                          (Registrant)
Dated:  June  26,  2002
                                     By:/s/John  E.  Schneider
                                        ______________________________________
                                        Senior  Vice  President,  Treasurer
                                        and  C.F.O.






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

                                  EXHIBIT INDEX
                                    Form 8-K
                                  June 26, 2002


                                                          Filed
                                                  -------------------------
Exhibit No.     Description                       Herewith     By Reference
-----------     -----------                       --------     ------------
99              Press  Release  issued                x
                June 25, 2002.

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